SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934



                Date of Report (Date of earliest event reported):
                         April 2, 2003 (March 18, 2003)



                        EL CAPITAN PRECIOUS METALS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                            333-56262                           88-0482413
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(State or other                  (Commission                    (I.R.S. Employer
jurisdiction                     File Number)                Identification No.)
of incorporation)




                            7315 East Peakview Avenue
                            Englewood, Colorado 80111
                ------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (303) 796-8940


                               DML Services, Inc.
                                 299 Cannery Row
                           Monterey, California 93940
          ------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 1.  CHANGE IN CONTROL

On March 18, 2003, as a result of the exchange transaction described under Item 2 below between DML Services, Inc. and El Capitan Precious Metals, Inc., the stockholders of El Capitan Precious Metals, Inc. received 13,000,000 shares of the Registrant's common stock which represents 85% of the Registrant's total shares outstanding immediately following the exchange. As a result of a four share for one share stock split completed by the Registrant on November 25, 2002, and the retirement of 10,040,000 post-reverse split shares which took place immediately prior to closing the exchange transaction, the stockholders of DML Services, Inc. hold 2,240,000 shares of the Registrant's common stock which represents 15% of the total outstanding shares of common stock of the Registrant immediately following the exchange. The stockholders and management of El Capitan Precious Metals, Inc. acquired control of DML Services, Inc. at the effective time of the exchange. The transaction has been recorded as a reverse acquisition based on factors demonstrating that El Capitan Precious Metals, Inc. constitutes the accounting acquirer. The post-acquisition entity is managed by the management and board of directors of El Capitan Precious Metals, Inc.

Effective with the closing of the transaction, the Registrant's name was changed from DML Services, Inc. to El Capitan Precious Metals, Inc.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

DISPOSITION OF DML SERVICES ASSETS

On March 17, 2003, the Registrant sold the assets and operations of its catering and foodservice business to Michael Flores and Deborah Flores, executive officers and directors of DML Services, Inc., in exchange for the return by them of 10,040,000 shares of DML Services, Inc. and cash consideration of $50,000 paid by El Capitan Precious Metals, Inc.

ACQUISITION OF EL CAPITAN PRECIOUS METALS, INC.

On March 18, 2003, the Registrant acquired all of the issued and outstanding securities of El Capitan Precious Metals, Inc., a Delaware corporation, in exchange for 13,000,000 shares of the Registrant's common stock issued to the El Capitan Precious Metals, Inc. stockholders and changed its name to El Capitan Precious Metals, Inc. The post-acquisition entity, El Capitan Precious Metals, Inc., is and will continue to be the owner of a 40% interest in the El Capitan mine located near Capitan, New Mexico.

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


Item 7. Financial Statements and Exhibits

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     Financial statements for the businesses acquired as described in Item 2 above will be filed by amendment to this Form 8-K.

     (b) PRO-FORMA FINANCIAL INFORMATION.

     Pro-Forma financial information reflecting the effect of the businesses acquired as described in Item 2, above, will be filed by amendment to this Form 8-K.

     (c) EXHIBITS

  Exhibit Number    Exhibit
  --------------    -------
     2.1            Divesture Agreement by and among DML Services, Inc. and
                    Michael Flores and Deborah Flores (Filed herewith)

     2.2 Agreement Concerning the Exchange of Securities by and among DML Services, Inc. and El Capitan Precious Metals, Inc. and the Security Holders of El Capitan Precious Metals, Inc. (Filed herewith)


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EL CAPITAN PRECIOUS METALS, INC.

Date: April 2, 2003

                                        By: /s/ Thomas B. Olson
                                           ------------------------------
                                           Thomas B. Olson
                                           Secretary



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